EXECUTION COPY

                              AMENDMENT No. 1 AND WAIVER dated as of February
                         13, 2004 (this "Amendment and Waiver"), to the Credit
                                         --------------------
                         Agreement dated as of January 31, 2003 (as amended,
                         supplemented or otherwise modified from time to time, the "Credit Agreement"), among WKI HOLDING COMPANY,
                              ----------------
                         INC., a Delaware corporation (the "Borrower"), the
                                                            --------
                         financial institutions party to the Credit Agreement as Lenders (the "Lenders"), and JPMORGAN CHASE BANK, as
                                       -------
                         Administrative Agent and Collateral Agent.

          A. The Borrower has requested that the Lenders agree to amend and/or waive certain provisions of the Credit Agreement as set forth herein.

          B. The Borrower has also informed the Lenders that an Event of Default has occurred as a result of the Borrower's failure to (i) liquidate or dissolve WKI do Brasil Ltda. by December 31, 2003, and (ii) cause clause (b) of the definition of Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary, as required by Section 5.13(e) of the Credit Agreement (such Event of Default, the "Specified Event of Default"), and has
                                       --------------------------
requested that the Lenders grant a limited waiver of the Specified Event of Default.

          C. The Lenders are willing to amend the Credit Agreement and waive certain provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

          D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, as amended hereby.

          SECTION 1. Amendment to Section 1.01. The definition of the term
                     -------------------------
"Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended
 -------------------
by deleting such definition in its entirety and substituting the following therefor:

            "Consolidated EBITDA" means, for any period, Consolidated Net Income
             -------------------
      for such period PLUS (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income and franchise tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, including, without limitation, amortization of intangibles (excluding amortization expense attributable to a prepaid cash item that was paid in a prior period and included in Consolidated EBITDA for such prior period), (iv) any noncash and non-recurring charge for such period, (v) any cash or non-cash charges for such period properly classified as "extraordinary" under GAAP, including without limitation, charges relating to impairment of intangible assets, (vi) fees and expenses incurred in such period in connection with the Emergence Plan, (vii) charges for such period attributable to the key employee retention plans and longterm incentive plans listed on Schedule 1.01(b) or any other such plan approved by the Required Lenders, provided
                                                                       --------
      that the charges associated with this


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                                                                               2

      clause (vii) shall not exceed $11,800,000 in the aggregate, (viii) cash and noncash charges for such period that are directly attributable to the closing of any retail store facilities of the Borrower, including, without limitation, severance payments relating to the closing of any headquarters or distribution facilities, (ix) cash and non-cash charges for such period that are directly related to the 2004 restructuring of the Borrower currently contemplated by the Board of Directors with the advice of AlixPartners including, without limitation, severance payments, expenses associated with inventory reductions and consultants' fees and expenses, and (x) fees and expenses of financial advisors, accountants and outside counsel incurred in such period in connection with any asset sale contemplated by the Board of Directors as of February 6, 2004 and MINUS
      (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for the period, all determined on a consolidated basis in accordance with GAAP.

          SECTION 2. Amendment to Section 5.13. Paragraph (e) of Section 5.13 of
                     -------------------------
the Credit Agreement is hereby amended by deleting the text "December 31, 2003" after the text "dissolved by" and substituting the text "June 30, 2004" in lieu thereof.

          SECTION 3. Amendment to Section 6.12. Section 6.12 is hereby amended
                     -------------------------
by inserting the following text after the text "any new store":

          , it being understood that changing the location of any existing retail store shall not constitute the opening of a new retail store for the purposes of this Section 6.12

          SECTION 4. Amendment to Section 6.14. The table set forth in Section
                     -------------------------
6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Period                                  Ratio
------                                  -----
January 1, 2004 to March 31, 2004     7.2 : 1.0

April 1, 2004 to June 30, 2004        7.2 : 1.0

July 1, 2004 to September 30, 2004    8.1 : 1.0

October 1, 2004 to December 31, 2004  7.0 : 1.0

January 1, 2005 to March 31, 2005     6.8 : 1.0

April 1, 2005 to June 30, 2005        6.4 : 1.0

July 1, 2005 to September 30, 2005    6.4 : 1.0

October 1, 2005 to December 31, 2005  6.4 : 1.0

January 1, 2006 to March 31, 2006     6.4 : 1.0

April 1, 2006 to June 30, 2006        6.0 : 1.0

July 1, 2006 to September 30, 2006    6.0 : 1.0


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                                                                               3

Period                                  Ratio
------                                  -----
October 1, 2006 to December 31, 2006  6.0 : 1.0

January 1, 2007 to March 31, 2007     6.0 : 1.0

April 1, 2007 to June 30, 2007        5.6 : 1.0

July 1, 2007 to September 30, 2007    5.6 : 1.0

October 1, 2007 to December 31, 2007  5.6 : 1.0

January 1, 2008 to March 31, 2008     5.6 : 1.0


          SECTION 5. Amendment to Section 6.16. The table set forth in Section
                     -------------------------
6.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Date                  Amount
----                  ------
March 31, 2004      $58,000,000

June 30, 2004       $58,000,000

September 30, 2004  $54,000,000

December 31, 2004   $57,000,000

March 31, 2005      $72,700,000

June 30, 2005       $73,100,000

September 30, 2005  $74,700,000

December 31, 2005   $76,900,000

March 31, 2006      $77,300,000

June 30, 2006       $77,800,000

September 30, 2006  $79,100,000

December 31, 2006   $81,100,000

March 31, 2007      $81,500,000

June 30, 2007       $82,000,000

September 30, 2007  $83,300,000

December 31, 2007   $85,300,000

          SECTION 6. Limited Waiver. The Lenders hereby waive (i) the Specified
                     --------------
Event of Default and (ii) the notice requirement in Section 5.02(a) of the Credit Agreement with respect to such Specified Event of Default.

          SECTION 7. Limited Waiver. For the avoidance of doubt, to the extent
                     --------------
that any change in location of a retail store prior to the date hereof would constitute a Default under Section 6.12 of the Credit Agreement, the Lenders hereby waive (i) compliance with Section 6.12 of the Credit Agreement with respect to such Default and


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                                                                               4

(ii) the notice requirement in Section 5.02(a) of the Credit Agreement with respect to such Default.

          SECTION 8. Representations and Warranties. The Borrower represents and
                     ------------------------------
warrants to the Administrative Agent and to each of the Lenders that:

     (a) This Amendment and Waiver has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such party hereto, enforceable against it in accordance with its terms.

     (b) After giving effect to this Amendment and Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) After giving effect to this Amendment and Waiver, no Event of Default or
Default has occurred and is continuing.

          SECTION 9. Amendment and Waiver Fee. In consideration of the
                     ------------------------
agreements of the Lenders contained in this Amendment and Waiver, the Borrower agrees to pay the Administrative Agent (payable to the Lenders upon receipt by the Agent of the signatures of the Borrower and the Required Lenders) for the account of each Lender that delivers an executed counterpart of this Amendment and Waiver prior to 12:00 (noon), New York City time, on February 13, 2004, an amendment and waiver fee (the "Amendment and Waiver Fee") equal to 0.25% of the aggregate amount of the Exposure of such Lender.

          SECTION 10. Conditions to Effectiveness. This Amendment and Waiver
                      ---------------------------
shall become effective as of the date first above written when (a) the Administrative Agent shall have received (i) counterparts of this Amendment and Waiver that, when taken together, bear the signatures of the Borrower and the Required Lenders and (ii) the aggregate amount of the Amendment and Waiver Fee,
(b) the representations and warranties set forth in Section 8 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto, the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable.

          SECTION 11. Credit Agreement. Except as specifically amended hereby,
                      ----------------
the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment and Waiver shall be a Loan Document for all purposes.

          SECTION 12. APPLICABLE LAW.  THIS AMENDMENT SHALL BE
                      --------------
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


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                                                                               5

          SECTION 13. Counterparts. This Amendment and Waiver may be executed in
                      ------------
two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment and Waiver by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment and Waiver.

          SECTION 14. Expenses. The Borrower agrees to reimburse the
                      --------
Administrative Agent for its out-of-pocket expenses in connection with this Amendment and Waiver, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

          SECTION 15. Headings. The headings of this Amendment and Waiver
                      --------
are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duty executed by their respective authorized officers as of the day and year first written above.

                         WKI HOLDING COMPANY, INC.,

                              by:  /s/  John Sorensen
                                   --------------------------------
                                   Name:  John Sorensen
                                   Title: VP and Treasurer


                         JPMORGAN CHASE BANK, individually
                         and as Administrative Agent, Collateral
                         Agent and Issuing Bank,

                              by:
                                   --------------------------------
                                   Name:
                                   Title:

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duty executed by their respective authorized officers as of the day and year first written above.

                         WKI HOLDING COMPANY, INC.,

                              by:
                                   --------------------------------
                                   Name:
                                   Title:


                         JPMORGAN CHASE BANK, individually
                         and as Administrative Agent, Collateral
                         Agent and Issuing Bank,

                              by:  /s/ Jonathan Katz
                                   --------------------------------
                                   Name:  Jonathan Katz
                                   Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT

To Approve the Amendment and Waiver:


Name of Institution          ABN AMRO BANK N.V.
                    --------------------------------------------------------

          by   /s/ Steven C. Wimpenny               /s/ Clifford S. Blasberg
               ----------------------               ------------------------
               Name: Steven C. Wimpenny             Name: Clifford S. Blasberg
               Title: Group Senior Vice President   Title: Group Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:


Name of Institution     CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                    --------------------------------------------------------

                               by   /s/     (ILLEGIBLE)
                                  --------------------------------
                                  Name:
                                  Title:

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:


Name of Institution          DEBTCO LLC
                    --------------------------------------------------------

                             by  /s/  Alyssa A. Anton
                                 --------------------------------
                                 Name:  Alyssa A. Anton
                                 Title: Asst. Secretary

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT

To Approve the Amendment and Waiver:



Name of Institution          First Dominion Funding I
                    --------------------------------------------------------

                             by   /s/  (ILLEGIBLE)
                                  --------------------------------
                                  Name:
                                  Title:

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:


Name of Institution     GENERAL ELECTRIC CAPITAL CORPORATION
                    --------------------------------------------------------

                             by   /s/  Patrick Flynn
                                  --------------------------------
                                  Name:  Patrick Flynn
                                  Title: Duly Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:


Name of Institution          Hour LLC (Clarion Capital Partners)
                    --------------------------------------------------------

                             by   /s/  Marc A. Utay
                                  --------------------------------
                                  Name:  Marc A. Utay
                                  Title: Managing Partner

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:


                                  KZH CYPRESSTREE-1 LLC

                             by   /s/  Dorian Herrera
                                  --------------------------------
                                  Name:  Dorian Herrera
                                  Title: AUTHORIZED AGENT

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:


Name of Institution          Morgan Stanley Prime Income Trust
                    --------------------------------------------------------

                             by   /s/ Elizabeth Bodisch
                                  --------------------------------
                                  Name:  Elizabeth Bodisch
                                  Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:


Name of Institution          NATEXIS BANQUES POPULAIRES
                    --------------------------------------------------------

                             by   /s/  Jose M. Cerezo
                                  --------------------------------
                                  Name:  JOSE M. CEREZO
                                  Title: VICE PRESIDENT


                                  /s/  Tefta Ghilaga
                                  --------------------------------
                                  TEFTA GHILAGA
                                  VICE PRESIDENT

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:

                       Oaktree Capital Management, LLC, as general partner
                       and/or investment manager of certain funds and
Name of Institution    accounts it manages
                     --------------------------------------------------------

                             by   /s/  Kenneth Liang
                                  --------------------------------
                                  Name:  Kenneth Liang
                                  Title: Managing Director


                             by   /s/  Holly Kim
                                  --------------------------------
                                  Name:  Holly Kim
                                  Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:


Name of Institution          Wells Fargo Bank, N.A.
                    --------------------------------------------------------

                             by   /s/  Danny Oliver
                                  --------------------------------
                                  Name:  Danny Oliver
                                  Title: VICE PRESIDENT

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT TO REVOLVING
                                                                CREDIT AGREEMENT



To Approve the Amendment and Waiver:


Name of Institution          Wells Fargo Foothill
                    --------------------------------------------------------

                             by   /s/  Eunnie Kim
                                  --------------------------------
                                  Name:  Eunnie KIm
                                  Title: AVP


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